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                                                                      EXHIBIT 22

                           HARKEN ENERGY CORPORATION

                           WHOLLY OWNED SUBSIDIARIES

  CORPORATION                                                      NOTES:
  -----------                                                      ------
AEX, Inc.                                                           *
Fisher-Webb, Inc.                                                   **
Harken Exploration Company                                          *****
D-FW Resources Management, Inc.                                     *
Kendrick & Mulligan Oil & Gas, Inc.                                 *
KMI Acquisition Corporation                                         *
Kennedy & Mitchell, Inc.                                            ***
KMI Capital Corporation                                             *
Harken International, Ltd.                                          *****
Burns Drilling Company, Inc.                                        ****
Supreme Well Service Company                                        ****
Harken Bahrain Oil Company                                          *****
Harken de Colombia, Ltd.                                            ****
Harken de Mexico, Ltd.                                              ****
Harken de Venezuela, Ltd.                                           ****
Harken de Bolivia, Ltd.                                             ****
Chuska Resources Corporation                                        *****
Sunfield Energy Company                                             ******
Harken Southwest Corporation                                        ******

_______________

Notes:

*             Wholly Owned Subsidiary of Harken Exploration Company
**            Wholly Owned Subsidiary of Burns Drilling Company, Inc. (Merged)
***           Wholly Owned Subsidiary of KMI Acquisition Company
****          Wholly Owned Subsidiary of Harken International, Ltd.
*****         Wholly Owned Subsidiary of Harken Energy Corporation
******        Wholly Owned Subsidiary of Chuska Resources Corporation